Property and Equipment (Tables)	6 Months Ended
Dec. 31, 2016
Property, Plant and Equipment [Abstract]
Schedule of Property and Equipment
Property and Equipment consists of the following (amounts in thousands):

	December 31, 2016	June 30, 2016
Leasehold Improvements	$2,261	$2,261
Furniture and Fixtures	588	588
Computer Equipment	456	456
Software	164	164
Total	3,469	3,469
Accumulated Depreciation and Amortization	(2,209)	(2,055)
Property and Equipment, net	$1,260	$1,414